UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2014

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On September 25, 2014, the Federal Home Loan Bank of Des Moines, a federally chartered corporation (“FHLB Des Moines”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Federal Home Loan Bank of Seattle, a federally chartered corporation (“FHLB Seattle”).
Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, FHLB Seattle will be merged with and into FHLB Des Moines (the “Merger”), with FHLB Des Moines as the continuing bank (the “Continuing Bank”) on the effective date of the Merger (the “Effective Date”).
At the Effective Date, (i) each share of FHLB Seattle Class A Stock issued and outstanding immediately prior to the Effective Date will be converted into one fully paid and nonassessable share of FHLB Des Moines Class A Stock; (ii) each share of FHLB Seattle Class B Stock issued and outstanding immediately prior to the Effective Date will be converted into one fully paid and nonassessable share of FHLB Des Moines Class B Stock to be designated as FHLB Des Moines Membership Stock or FHLB Des Moines Activity Stock in accordance with the Capital Plan of the Continuing Bank; and (iii) no shares of FHLB Seattle Stock will remain outstanding and all of such shares will automatically be cancelled. At the Effective Date, each member of FHLB Seattle will automatically cease to be a member of FHLB Seattle and will automatically become a member of FHLB Des Moines.
The board of directors of each of FHLB Des Moines and FHLB Seattle (the “Banks”) has unanimously approved the Merger Agreement and the Merger. At the Effective Date, the size of the board of directors of the Continuing Bank will be 29 members, which will be comprised of all of the then current members of the board of directors of FHLB Des Moines (15 members) and FHLB Seattle (14 members). The Merger Agreement provides that the chief executive officer of the Continuing Bank will be the current president and chief executive officer of FHLB Des Moines and the president of the Continuing Bank will be the current president and chief executive officer of FHLB Seattle.
The Merger Agreement includes customary representations, warranties and covenants by the Banks. Each Bank has agreed, among other things, (i) to generally conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Date (other than agreed actions to be taken in anticipation of the Effective Date); (ii) not to engage in certain kinds of transactions during this period; (iii) to convene and hold an election of its members to consider and vote upon the ratification of the Merger Agreement; (iv) to recommend ratification of the Merger Agreement to its members and, subject to certain exceptions, not make any changes to such recommendation; (v) not to solicit, initiate, or knowingly encourage any alternative proposal to acquire FHLB Seattle or FHLB Des Moines; and (vi) subject to certain exceptions, not to provide any non-public information in connection with any such alternative proposal, or engage in any discussions or negotiations regarding any such alternative proposal.
Consummation of the Merger is subject to various closing conditions, including, (i) the receipt of Federal Housing Finance Agency (the “Finance Agency”) approval; (ii) the receipt of member approval of both Banks; (iii) the absence of any law, injunction, judgment or ruling enjoining or prohibiting the Merger; (iv) that the Finance Agency approval does not include any conditions that materially impair the reasonably expected benefits of the Merger; (v) the accuracy of the representations and warranties made by the Banks; (vi) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement; (vii) the absence of any material adverse changes; and (viii) if applicable, the expiration or early termination of any waiting period applicable to the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.
The Merger Agreement contains customary termination rights for the Banks, including the right to terminate by either Bank if the Merger is not consummated by June 30, 2015 (as such date may be extended under certain circumstances as set forth in the Merger Agreement). In addition, each party is entitled to a termination fee in the amount of $57,000,000 if the Merger Agreement is terminated as a result of, among other circumstances: (i) the other party’s change in recommendation to its members in response to a superior proposal or an intervening event; (ii) the other party’s intentional breach of its representations, warranties and covenants following the occurrence of a publicly known alternative acquisition proposal; or (iii) the other party’s failure to obtain its members’ approval, if at any time prior to such election, a publicly known alternative acquisition proposal for such party is not withdrawn or a triggering event with respect to such party occurs. A triggering event, with respect to either party, is defined in the Merger Agreement to include, among other things, such party’s failure to recommend adoption of the Merger Agreement to its members and such party’s material breach of its covenants not to solicit any alternative acquisition proposal.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Merger Agreement has been included to provide the Banks’ members with information regarding its terms. It is not intended to provide any other factual information about the FHLB Des Moines or FHLB Seattle. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to members.
The Merger Agreement contains representations, warranties and covenants that the parties made to and solely for the benefit of each other. The assertions embodied in the representations, warranties and covenants in the Merger Agreement are qualified by information contained in confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. Members are not third-party beneficiaries under the Merger Agreement and should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in FHLB Des Moines’ or FHLB Seattle’s public disclosures.

Capital Plan Amendment
In connection with the Merger, FHLB Des Moines intends to amend its Capital Plan (a “Capital Plan Amendment”). A Capital Plan Amendment will be effective at the closing of the Merger and will, among other things, authorize two classes of capital stock of the Continuing Bank, consisting of a Class A Stock (to accommodate existing FHLB Seattle Class A Stock) and a Class B Stock.
The foregoing description of a Capital Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Revised FHLB Des Moines Capital Plan, dated September 5, 2011 and amended by a Capital Plan Amendment, the form of which is attached to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended and Restated Organization Certificate
In connection with the Merger, FHLB Des Moines intends to amend and restate its Organization Certificate (an “Amended Organization Certificate”). An Amended Organization Certificate will be effective at the closing of the Merger and will, among other things, expand the number of states and include the U.S. territories in the Federal Home Loan Bank district for which FHLB Des Moines is responsible to include the states and U.S. territories in the current FHLB Seattle district.
The foregoing description of an Amended Organization Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of an Amended Organization Certificate, the form of which is attached to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amended and Restated Bylaws
In connection with the Merger, FHLB Des Moines intends to amend and restate its Bylaws (“Amended Bylaws”). Amended Bylaws will be effective at the closing of the Merger and will, among other things, (i) expand the size of the board of directors of the Continuing Bank to 29 members, (ii) modernize the Bylaws to reflect electronic delivery and communications consistent with the current FHLB Seattle Bylaws, (iii) provide that action by written consent without a meeting must be unanimous, and (iv) update the indemnity provisions to reflect current best practices and accommodate existing and new indemnity agreements.
The foregoing description of Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of Amended Bylaws, the form of which is attached to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements:
This written communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including those with regard to discussions and activities relating to and anticipated benefits of a potential merger between the Federal Home Loan Bank of Des Moines and the Federal Home Loan Bank of Seattle. These statements may be identified by the use of forward-looking terminology, such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plan,” “could,” “should,” “would,” “may,” and “will,” or their negatives, or other variations on these terms. Forward-looking statements are subject to known and unknown risks and uncertainties, some of which may be material. Actual actions, transactions, and performance, including those relating to the ability of the Banks to obtain Finance Agency and member approvals relating to the merger, and cooperation regarding completion of a potential merger, may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, the continued ability or desire of the parties to pursue a merger; the ability of the parties to obtain the required approvals and cooperation relating to the Merger (including from the Finance Agency and the Banks’ members); the ability of the parties to complete a transaction pursuant to the terms of the Merger Agreement; the ability to realize the expected benefits and efficiencies of a merger; potential costs, liabilities and delays; the outcome of any legal proceedings related to the pending merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the reaction of the members of the Banks to the pending merger; general economic and financial market conditions; and other internal and external factors that may affect the ability to complete or the reasons for the merger. Additional factors are discussed in the Banks’ most recent annual reports on Form 10-K, subsequent quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. The Banks do not undertake to update any forward-looking statements made in this communication.
Members of both Banks will be provided with a Disclosure Statement in connection with the anticipated member vote on the ratification of the Merger Agreement. Members of both Banks are urged to read the Disclosure Statement carefully when it becomes available.

Item 7.01. Regulation FD Disclosure.
The FHLB Des Moines and FHLB Seattle issued a joint press release on September 25, 2014, regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A copy of the member announcement of FHLB Des Moines, dated September 25, 2014, regarding the matters described in Item 1.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1    Agreement and Plan of Merger, dated as of September 25, 2014 by and between Federal Home Loan Bank of Des
Moines and Federal Home Loan Bank of Seattle *

99.1    Joint Press Release issued by Federal Home Loan Bank of Des Moines and Federal Home Loan Bank of Seattle, dated
September 25, 2014

99.2    Member Announcement of Federal Home Loan Bank of Des Moines, dated September 25, 2014

* Certain of the schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of
Regulation S-K. FHLB Des Moines hereby undertakes to furnish supplementally to the SEC copies of any omitted schedules and exhibits upon request therefor by the SEC.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

September 25, 2014	By:	/s/ Richard S. Swanson

Name: Richard S. Swanson
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Name
2.1	Agreement and Plan of Merger, dated as of September 25, 2014 by and between Federal Home Loan Bank of Des Moines and Federal Home Loan Bank of Seattle *

99.1	Joint Press Release issued by Federal Home Loan Bank of Des Moines and Federal Home Loan Bank of Seattle, dated September 25, 2014

99.2	Member Announcement of Federal Home Loan Bank of Des Moines, dated September 25, 2014

* Certain of the appendices and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of
Regulation S-K. Federal Home Loan Bank of Des Moines hereby undertakes to furnish supplementally to the SEC copies of any omitted appendices and exhibits upon request therefore by the SEC.